EXHIBIT 10.2

AMENDMENT 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

This First Amendment Executive Employment Agreement dated January 3, 2022 (this “First Amendment”) is made and entered into as of the Effective Date shown at the top of the signature block below (the “Effective Date”), by and among MobileSmith, Inc., a Delaware corporation (the “Company”) and the undersigned individual (the “Executive”). The Company and the Executive are each a “Party” and collectively the “Parties” to this Agreement.

RECITAL

WHEREAS the Parties agreed to amend the effective date of the original Executive Employment Agreement dated January 3, 2022.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Company and the Executive, intending to be legally bound, hereby agree as follows:

The effective date of the original Executive Employment Agreement dated January 3, 2022 is January 31, 2022.

IN WITNESS WHEREOF, the Parties have executed this Executive Employment Agreement to be effective as of DATE (the “Effective Date” of this Agreement).

“COMPANY” MOBILESMITH, INC. By: /s/ Jerry Lepore Name: Jerry Lepore Title: CEO Date: January 6, 2022	EXECUTIVE: Signature: /s/ Christopher Caramanico Date: January 6, 2022